Subsequent events	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent events

(14) Subsequent events

On May 10, 2016 the Company announced that its Board of Directors had authorized a stock buyback program to repurchase up to $20,000 of the Company’s Class A common shares from time to time on the open market or in privately negotiated transactions. The timing and amount of any shares that may be repurchased will be determined by the Company’s management based on its evaluation of market conditions, such as current stock price, and other factors. The Company may elect to implement a 10b5-1 repurchase program, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The buyback program does not have a fixed expiration date but may be suspended or discontinued at any time. The buyback program will be funded using the Company’s existing working capital.